Exhibit 10.1



                             SECOND AMENDED AND RESTATED

                          AGREEMENT OF GENERAL PARTNERSHIP

                                         of

                             FM PROPERTIES OPERATING CO.



                                  December 15, 1997






                                  TABLE OF CONTENTS

                                                                       Page

                                      ARTICLE I   Definitions
          1.1   Definitions...............................................1


                                     ARTICLE II   Organizational Matters
          2.1  Formation and Continuation.................................2

          2.2  Name.......................................................2

          2.3  Purpose....................................................2

          2.4  Principal Place of Business; Agent for Service of Process..2

          2.5  Term.......................................................3

          2.6  Title to Partnership Property..............................3

          2.7  Certificates...............................................3


                                     ARTICLE III  Capital   Accounts    and
          Capital Contributions
          3.1  Capital Contributions......................................3

          3.2  Capital Accounts...........................................3

          3.3  Interest...................................................3

          3.4  No Withdrawal..............................................3

          3.5  Loans from Partners........................................3

          3.6  Transferred Capital Accounts...............................3


                                     ARTICLE IV   Allocations           and
          Distributions
          4.1  Allocations................................................3

          4.2  Distributions..............................................4


                                      ARTICLE V   Management   of   the
          Partnership
          5.1  Authority of the Partners..................................4

          5.2  Right to Rely on Partners..................................4

          5.3  Compensation and Reimbursement of Partners.................4

          5.4  Transactions with Affiliates; Conflicts of Interest........4

          5.5  Other Business Activities..................................5


                                     ARTICLE VI   Books,           Records,
          Accounting and Reports
          6.1. Records, Accounting and Reports............................5

          6.2. Fiscal Year................................................5


                                    ARTICLE  VII  Dissolution           and
          Liquidation
          7.1  Dissolution................................................6

          7.2  Winding Up.................................................6

          7.3  Distributions in Kind......................................7

          7.4  Rights of Partners.........................................7


                                    ARTICLE VIII  Miscellaneous
          8.1  Survival of Agreements.....................................8

          8.2  Amendments; No Waivers.....................................8

          8.3  Expenses...................................................8

          8.4  Successors and Assigns.....................................8

          8.5  Headings...................................................8

          8.6  GOVERNING LAW;  ENTIRE  AGREEMENT..........................8

          8.7  Counterparts; Effectiveness................................9

          8.8  Severability...............................................9

          8.9  Further Assurances.........................................9




                             SECOND AMENDED AND RESTATED

                          AGREEMENT OF GENERAL PARTNERSHIP

                                         of

                             FM PROPERTIES OPERATING CO.

               THIS SECOND AMENDED AND RESTATED AGREEMENT OF GENERAL PART-NERSHIP dated as of December 15, 1997 (the "Agreement") is entered into by and between FM Properties Inc., a Delaware corporation ("FMPO"), and FMPO L.L.C., a Delaware limited liability company ("LLC").

                                W I T N E S S E T H:

               WHEREAS, FM Properties Operating Co. (the "Partnership") was formed under the terms of the Agreement of General Partnership dated as of May 20, 1992, as amended, and pursuant to the provisions of the Delaware Uniform Partnership Law; and

               WHEREAS, upon the execution hereof LLC will be admitted as a general partner of the Partnership; and

               WHEREAS, LLC owns a .01 percent general partnership interest in the Partnership and FMPO owns a 99.99 percent general partnership interest in the Partnership; and

               WHEREAS,  the  parties   hereto  desire   to  continue   the
          Partnership and to amend and restate the original agreement of general partnership, as amended, in its entirety;

               NOW, THEREFORE, the parties hereto hereby agree as follows:

                                      ARTICLE I

                                     Definitions

               1.1 Definitions. The following terms as used herein have the meanings set forth below.

               "Affiliate" means, with respect to any Person, any Person that directly or indirectly controls, is controlled by, or is under common control with such Person. As used in this definition, the term "controls" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

               "Capital Account" means with respect to any Partner the capital account maintained for such Partner pursuant to Section 3.2.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               "Indemnified  Person"  means  each  Partner,  each  of   its
          Affiliates, and each of their respective officers, directors, employees, agents, stockholders or Representatives.

               "Partner" means LLC and FMPO and their respective successors and permitted assigns.

               "Partnership" means the partnership established by this Agreement.

               "Partnership Interest" means the interest of a Partner in the Partnership.

               "Percentage Interest" means (i) as  to LLC, .01 percent  and
          (ii) as to FMPO, 99.99 percent.

               "Person" means an individual, a corporation, a partnership, a limited liability company, a trust, or any other entity or organization, including a government or political subdivision or agency or instrumentality thereof.

               "Real Estate Interests" means all interests in real property held directly or indirectly by the Partnership at any time.

               "Uniform Act" means the Delaware Uniform Partnership Law, 6 Del. Code S 1501 et sec., as amended from time to time.

                                     ARTICLE II

                               Organizational Matters

               2.1 Formation and Continuation. The rights, powers, duties and liabilities of the Partners and the administration and termination of the Partnership shall be governed by this Agreement and the Uniform Act. The business of the Partnership shall be continued without liquidation of Partnership affairs. All assets of the Partnership immediately prior to the date hereof shall hereafter continue to be the property of the Partnership and all liabilities of the Partnership immediately prior to the date hereof shall continue as liabilities of the Partnership hereafter.

               2.2  Name.   The  name  of  the  Partnership  shall  be  "FM
          Properties Operating Co." or such other name as a Partner may from time to time designate.

               2.3 Purpose. The purpose and business of the Partnership shall be any lawful purpose.

               2.4 Principal Place of Business; Agent for Service of Process. (a) The principal place of business of the Partnership shall be 1615 Poydras Street, New Orleans, Louisiana 70112, or such other place as a Partner may from time to time determine. The Partnership may maintain offices at such other place or places as a Partner may deem advisable.

               (b) The registered office of the Partnership in the state of Delaware shall be 1209 Orange Street in the City of
          Wilmington, County of New Castle and its agent for service of process on the Partnership at such registered office shall be The Corporation Trust Company.

               2.5  Term.   The  Partnership shall  continue  in  existence
          until its  termination  in  accordance  with  the  provisions  of
          Article VII.

               2.6 Title to Partnership Property. All property of the Partnership, whether real or personal, tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually, shall have any direct ownership interest in such property.

               2.7 Certificates. A Partner shall file and publish all such certificates, notices, or other documents as may be required for the formation and operation of a partnership in Delaware and any other jurisdiction in which the Partnership may elect to do business.

                                     ARTICLE III

                     Capital Accounts and Capital Contributions

               3.1 Capital Contributions. The Partners have made their initial capital contributions to the Partnership. Unless otherwise provided in this Agreement, the Partners may, but shall not be obligated to, make additional capital contributions in such manner and at such time as may be approved by the Partners.

               3.2 Capital Accounts. A separate Capital Account shall be established and maintained in respect of each Partner.

               3.3 Interest. No interest shall be paid by the Partnership on capital contributions or on balances in Partners' Capital Accounts.

               3.4 No Withdrawal. A Partner shall not be entitled to withdraw any part of its capital contribution or its Capital Account or to receive any distribution from the Partnership, except as provided in Section 4.2 and Article VII.

               3.5  Loans from  Partners .    Loans  by  a  Partner  to  the
          Partnership may bear interest and shall not be considered capital contributions.

               3.6 Transferred Capital Accounts. In the event that any Partnership Interest or portion thereof is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferee Partner to the extent such Capital Account relates to the transferred Partnership Interest or portion thereof.

                                     ARTICLE IV

                            Allocations and Distributions

               4.1 Allocations. Except as otherwise provided in this Agreement, for purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, each item of income, gain, loss, deduction, and credit shall be allocated as a part of the net income or net loss for the year to the Partners in accordance with their respective Percentage Interests, and net losses for any taxable year shall be allocated to the Partners in accordance with their respective Partnership Interests.

               4.2 Distributions. (a) From time to time, and not less often than quarterly, the Partners shall review the Partnership's accounts to determine whether distributions are appropriate. At any time the Partners may make such distributions as they may determine in their discretion, without being limited to current or accumulated income or gains. Such distributions may be made from Partnership revenues, capital contributions or Partnership borrowings. The Partners may distribute to Partners other Partnership property. All such distributions shall be made concurrently to all Partners and in accordance with the Percentage Interests of the Partners.

               (b) The Partners acknowledge and agree that the Partners shall use reasonable efforts, in accordance with prudent business practices, to take such actions as may be necessary, including, without limitation, selling Partnership assets in order to generate sufficient cash flow to enable the Partners to make distributions to the Partners as contemplated by Section 4.2(a).

               (c) Any amounts paid pursuant to Section 5.3(b) shall not be deemed to be distributions for purposes of this Agreement.

                                      ARTICLE V

                           Management of the  Partnership

               5.1 Authority of the Partners. The Partners shall manage the business of the Partnership and shall have all of the rights, powers and authority which may be possessed by general partners under the Uniform Act.

               5.2 Right to Rely on Partners. Any Person dealing with the Partnership may rely upon the signature of either LLC or FMPO as to its authority to make any undertaking on behalf of the Partnership and shall not be required to determine any facts or circumstances bearing upon the existence of such authority.

               5.3  Compensation and  Reimbursement  of  Partners.    (a)
          Except as otherwise provided in this Agreement, the Partners shall not be compensated for their services rendered on behalf of the Partnership or otherwise in their capacity as a Partner.

               (b) The Partners shall be reimbursed promptly upon request for all costs and expenses incurred by it on behalf of the Partnership and such amounts of general and administrative expenses and other indirect costs as the Partners reasonably determine are allocable to the Partnership.

               5.4  Transactions with Affiliates;  Conflicts of Interest.
          (a) In addition to the transactions specifically contemplated by this Agreement, the Partnership may purchase property, obtain services, or borrow funds from, or sell property, provide services or lend money to, or otherwise deal with, the Partners or any of their respective Affiliates. Each Partner acknowledges and agrees that such purchase or sale of property, performance or receipt of services, borrowing or lending of funds, or other dealings, may give rise to conflicts of interest between the Partnership, on the one hand, and a Partner or its Affiliates, on the other hand.

               (b) Without limiting the generality of the foregoing, each Partner acknowledges and agrees that:

                    (i) a Partner or any Affiliate may, but shall not be obligated to, make loans to the Partnership;

                    (ii) a Partner, acting  in its capacity  as such,  will
               have the right to cause the Partnership to take such actions, including the sale of assets or the making of capital expenditures, as are necessary to enable the
               Partnership to pay when due all amounts of interest on and principal of the obligations described in clause (i) of this
               Section 5.4(b);

                    (iii) a Partner will have the right to engage in the real estate development business anywhere in the world; and

                    (iv) a Partner  will have  the right  to compromise  or
               settle any action or claim in respect of which a Partner may obtain indemnification from the Partnership under this Agreement, or otherwise.

               (c) Any transaction between the Partnership or any Affiliate of the Partnership, on the one hand, and a Partner or any Affiliate of a Partner, on the other hand, shall be on an arm's-length basis.

               5.5 Other Business Activities. Either Partner may engage in or possess any interest in any other business of any nature independently or with others, including businesses that compete with the Partnership, and neither the Partnership nor the other Partner shall have any right or obligation by virtue of this Agreement in or to such other business or in or to any income or profits derived therefrom.

                                     ARTICLE VI

                       Books, Records, Accounting and Reports

               6.1. Records, Accounting and  Reports.   The Partners  shall
          keep or cause to be kept books with respect to the Partnership's business, which books shall be kept at the principal office of the Partnership. The books of the Partnership shall be maintained for financial reporting purposes in accordance with generally accepted accounting principles consistently applied. For the term of the Partnership and for a period of five years thereafter (or for such longer period an may be required by law), the Partners shall maintain and preserve all books of account and other relevant documents.

               6.2. Fiscal Year. The fiscal year of the Partnership shall be the calendar year.



                                    ARTICLE  VII

                             Dissolution and Liquidation

               7.1    Dissolution.  The  Partnership  shall  dissolve   and
          commence winding up and liquidation upon:

               (a) the unanimous election to dissolve the Partnership by the Partners;

               (b) the sale of all or substantially all of the assets of the Partnership;

               (c) with respect to either Partner, (i) the commencement of a voluntary case or other proceeding by a Partner seeking liquidation, reorganization or other relief with respect to such Partner or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such Partner or any substantial part of its property, or the consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Partner, or the making by such Partner of a general assignment for the benefit of creditors, or the failure generally by such Partner to pay its debts as they become due, or the taking of action by such Partner to authorize any of the foregoing or (ii) the commencement of any involuntary case or other proceeding against such Partner seeking liquidation, reorganization or other relief with respect to such Partner or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such Partner or any substantial part of its property, which involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 days, or (iii) the entry of an order for relief against such Partner under the Federal bankruptcy laws as now or hereafter in effect;

               (d) dissolution being required by operation of law (other than by judicial decree and other than by the withdrawal of the last Partner where there is no remaining or surviving Partner);

               (e) the entry of a decree of judicial dissolution pursuant to Section 1532 of the Uniform Act; or

               (f) the withdrawal of the last Partner where there is no remaining or surviving Partner.

               Without the unanimous consent of the Partners, each Partner agrees not to voluntarily withdraw as a Partner and if such Partner withdraws in violation of this Agreement, the Partnership may recover damages for breach of this Agreement.

               7.2 Winding Up. (a) Upon dissolution of the Partnership the Partnership shall continue solely for purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners, and no Partner shall take any action inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs; provided that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Partners until such time as the property of the Partnership or proceeds from the sale thereof has been distributed pursuant to this Section 7.2 and the Partnership has been terminated. FMPO shall act as the liquidator of the Partnership. FMPO shall liquidate the assets of the Partnership, and apply and distribute the proceeds of such liquidation in the following order of priority, unless otherwise required by mandatory provisions of applicable law:

                    (i) to creditors of the Partnership, other than Partners who are creditors, to the extent permitted by law, in satisfaction of liabilities of the Partnership (whether by payment or the making of reasonable provision for payment thereof) other than liabilities for which reasonable provision for payment has been made;

                    (ii) pro rata to the Partners  in payment of any  loans
               made by them to the Partnership;

                    (iii) to the Partners, in proportion to and to the extent of the positive balances in their respective Capital Accounts; and

                    (iv) to  the   Partners   in  accordance   with   their
                    respective Percentage Interests.

               (b) FMPO acknowledges and agrees that LLC shall have the right to acquire property of the Partnership pursuant to any dissolution and liquidation of the Partnership.

               7.3 Distributions in Kind. Notwithstanding the provisions of Sections 7.1 and 7.2 regarding the method and timing of the liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if on dissolution of the Partnership FMPO determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, FMPO may, in its absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (other than those to Partners) and may, in its absolute discretion, distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Sections 7.2(a)(iii) and 7.2(a)(iv), undivided interests in such Partnership assets as FMPO deems not suitable for liquidation. Any distributions in kind shall be subject to such conditions relating to the disposition and management thereof as FMPO deems reasonable and equitable and to any joint operating agreements or other agreements governing the operation of such properties at such time. FMPO shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

               7.4 Rights of Partners. The Partners shall not be personally liable for the return of the capital contributions, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets. Except as otherwise provided in this Agreement, no Partner shall have the right to demand or receive property other than cash from the Partnership. Each Partner, to the extent permitted by applicable law, hereby waives its rights to partition of the Partnership assets and, to that end agrees that it will not seek or be entitled to partition any such assets whether by way of physical partition, judicial sale or otherwise.

                                    ARTICLE VIII

                                    Miscellaneous

               8.1 Survival of Agreements. The agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the termination of this Agreement except as otherwise provided for herein.

               8.2 Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the Partners or in the case of a waiver, by the Partner against whom the waiver is to be effective.

               (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate an a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

               8.3 Expenses. Except as otherwise contemplated herein, all costs and expenses incurred in connection with this Agreement shall be paid by the Partner incurring such cost or expense, and this obligation shall survive the termination of this Agreement.

               8.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Partners and their respective successors and permitted assigns. This Agreement is for the sole benefit of the Partners and nothing herein expressed or implied shall give or be construed to give any Person or entity, other than the Partners, any legal or equitable rights hereunder.

               8.5 Headings. Headings are for ease of reference only and shall not form a part of this Agreement.

               8.6 GOVERNING LAW; ENTIRE AGREEMENT. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTNERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS WITH RESPECT THERETO.

               (b) Each of the Partners hereby irrevocably appoints The Corporation Trust Company, at its office in Wilmington, Delaware, its lawful agent and attorney to accept and acknowledge service of any and all process against it in any action, suit or proceeding arising in connection with this Agreement and upon whom such process may be served, with the same affect as if such party were a resident of the State of Delaware and had been lawfully served with such process in such jurisdiction. Further, each Partner hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the District of Delaware or any court of the State of Delaware in any such action, suit or proceeding, and agrees that any such action, suit, or proceeding may be brought in such court (and waives any objection to venue therein), provided, however, that such consent to jurisdiction is solely for the purpose referred to in this
          Section 8.6(b) and shall not be deemed to be a general submission to the jurisdiction of said Courts or in the State of Delaware other than for such purpose.

               (c)  The choice of law and forum provisions of this  Section
          8.6 have been negotiated in good faith and agreed upon by the parties hereto and are reasonable especially considering that this Agreement is subject to and conforms with the Uniform Act. All Partners, by their execution of this Agreement, expressly agree, to the fullest extent permitted by law, not to challenge the choice of law or forum provisions contained in this Section 8.6.

               8.7 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original. This Agreement shall become effective when each Partner shall have received a counterpart hereof signed by each other Partner.

               8.8 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

               8.9 Further Assurances. The Partners will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.



               IN WITNESS WHEREOF, this Agreement has been duly executed by FMPO and LLC on this ____ day of December, 1997.

          Sworn to before me this            FMPO L.L.C.
          15th day of December, 1997.
                                             By:  FM  Properties  Inc.,  as
                                             Manager


          Notary Public                      By: /s/ Dean T. Falgoust
                                                ---------------------
                                             Name:     Dean T. Falgoust
                                             Title:    Vice President
          Sworn to before me this            FM Properties Inc.
          15th day of December, 1997.


          Notary Public                      By: /s/ Dean T. Falgoust
                                                ----------------------
                                             Name:    Dean T. Falgoust
                                             Title:   Vice President